Note 5 - Capital Leased Assets	12 Months Ended
Dec. 31, 2013
Disclosure Text Block Supplement [Abstract]
Debt and Capital Leases Disclosures [Text Block]

Note 5. Capital Leased Assets

On November 1, 2003, Avalon entered into a long-term agreement with Squaw Creek Country Club to lease and operate its golf course and related facilities. The lease has an initial term of ten (10) years with four (4) consecutive ten (10) year renewal term options unilaterally exercisable by Avalon. Under the lease, Avalon is obligated to pay $15,000 in annual rent and make leasehold improvements of $150,000 per year. Amounts expended by Avalon for leasehold improvements during a given year in excess of $150,000 will be carried forward and applied to future leasehold improvement obligations. Based upon the amount of leasehold improvements already made and leasehold improvements anticipated to be made in the future, Avalon expects to exercise all its renewal options.

In addition, in January 2013, the captive landfill operations leased a piece of equipment that was determined to be a capital lease. The amount capitalized in the Consolidated Balance Sheets under the caption “Leased property under capital leases, net” was $.3 million.

Leased property under capital leases at December 31, 2013 and 2012 consists of the following (in thousands):

	2013	2012
Leased property under capital leases	$10,116	$9,585
Less: accumulated amortization	(3,397)	(2,905)
Leased property under capital leases, net	$6,719	$6,680